SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities

                              Exchange Act of 1934

                                February 28, 2000
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                (Date of Report, date of earliest event reported)



                           TITANIUM METALS CORPORATION
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             (Exact name of Registrant as specified in its charter)



                Delaware                   0-28538              13-5630895
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                (State or other           (Commission           (IRS Employer
                 jurisdiction of           File Number)          Identification
                 incorporation)                                     Number)



                      1999 Broadway, Suite 4300, Denver, CO          80202
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                      (Address of principal executive offices)     (Zip Code)


                                       (303) 296-5600
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                       (Registrant's telephone number, including area code)


                                      Not Applicable

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                     (Former name or address, if changed since last report)

Item 5:  Other Events

     On February 28, 2000 the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to an announcement by Registrant regarding Registrant's completion of new credit facilities.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

   (c)      Exhibits

            Item No.               Exhibit List

            --------  ----------------------------------------------------------

            99.1      Press release dated February 28, 2000 issued by Registrant

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TITANIUM METALS CORPORATION
                                             (Registrant)




                                              By: /s/ Robert E. Musgraves

                                                 Robert E. Musgraves

                                                 Executive Vice President, Legal
                                                    and Administration

Date: February 28, 2000